Exhibit 1.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in KLX Energy Services Holdings, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

Dated: August 4, 2020

QUINTANA CAPITAL GROUP, L.P.

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

QUINTANA CAPITAL GROUP GP LTD.

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

QUINTANA ENERGY FUND – FI, LP

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

QUINTANA ENERGY FUND – TE, LP

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

QUINTANA ENERGY PARTNERS, L.P.

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

QUINTANA ENERGY PARTNERS – QES HOLDINGS, L.L.C.

By:	Quintana Energy Partners, L.P., its sole member

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

QEP MANAGEMENT CO., LP

By:	QEP Management Co. GP, LLC, its general partner

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

QEP MANAGEMENT CO. GP, LLC

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

ROBERTSON QES INVESTMENT LLC

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Manager

CORBIN J. ROBERTSON, JR.

By:	/s/ Corbin J. Robertson, Jr.